ABSC 2004-HE6 Portfolio

Home Equity Portfolio

Table 1

Number of Loans: 4,816

Total Current Balance: 681,601,932

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO
	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% FullDoc	%Ltd Doc	% Stated Doc	% Int Only
500 - 524	>65%	$129,826.94	7.26%	8.02%	0.00%	512.29%	40.48%	76.77%	82.37%	8.88%	99.09%	72.60%	4.32%	23.07%	0.00%
525 - 549	>65%	$134,806.45	9.83%	7.76%	0.00%	537.04%	39.07%	79.70%	80.79%	11.01%	96.98%	66.36%	4.69%	28.95%	0.00%
550 - 574	>65%	$136,959.48	13.54%	7.34%	0.00%	561.45%	39.53%	82.70%	77.45%	11.75%	95.19%	63.94%	6.62%	29.45%	0.39%
575 - 599	>70%	$134,889.23	15.87%	7.35%	0.00%	587.10%	39.82%	85.26%	76.78%	12.14%	94.70%	62.41%	5.99%	31.60%	14.38%
600 - 624	>70%	$141,356.01	17.71%	7.10%	0.00%	611.54%	39.78%	86.56%	72.82%	11.23%	91.06%	57.44%	6.87%	35.69%	12.13%
625 - 649	>70%	$154,210.24	17.58%	7.01%	0.00%	636.94%	40.26%	87.72%	76.64%	8.81%	87.74%	49.15%	6.34%	44.52%	14.26%
650 - 674	>80%	$139,167.61	7.86%	7.19%	0.00%	661.16%	38.93%	91.75%	71.24%	9.41%	78.76%	41.53%	8.55%	49.92%	11.59%
675 - 699	>80%	$147,680.73	5.14%	7.15%	0.00%	685.64%	39.19%	92.21%	69.28%	10.70%	78.03%	34.15%	3.48%	62.37%	13.27%
700 - 724	>80%	$171,203.55	2.91%	6.55%	0.00%	710.45%	38.84%	90.31%	61.11%	14.96%	78.02%	29.30%	7.94%	62.76%	31.87%
725 - 749	>85%	$165,032.09	1.26%	7.19%	0.00%	733.77%	38.06%	94.57%	59.72%	10.49%	81.04%	40.53%	2.79%	56.68%	0.00%
750 - 774	>85%	$148,131.59	0.54%	7.00%	0.00%	760.27%	39.77%	93.56%	61.31%	6.46%	88.12%	46.69%	2.21%	51.10%	12.00%
775 - 799	>85%	$211,461.86	0.50%	6.57%	0.00%	782.56%	32.48%	92.17%	59.72%	11.60%	78.45%	60.70%	2.60%	36.70%	21.63%
Grand Total:		$141,528.64	100.00%	7.28%	0.00%	604.60%	39.63%	85.62%	75.28%	10.73%	90.56%	56.11%	6.10%	37.80%	9.68%

Table 2

Number of Loans: 262

Total Current Balance: 41,283,341

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% FullDoc	%Ltd Doc	% Stated Doc	% Int Only
<= 59.99	>50%	$142,555.84	17.96%	7.03%	0.00%	589.16%	53.11%	49.40%	69.62%	10.64%	90.45%	58.13%	20.20%	21.67%	3.51%
60.00 - 64.99	>50%	$165,477.91	13.63%	7.28%	0.00%	565.18%	52.81%	62.80%	67.15%	10.87%	95.24%	57.81%	8.13%	34.07%	0.00%
65.00 - 69.99	>50%	$164,063.19	10.73%	6.91%	0.00%	583.47%	52.65%	67.02%	75.02%	4.54%	97.63%	51.48%	18.20%	30.32%	0.00%
70.00 - 74.99	>50%	$155,280.91	16.93%	7.36%	0.00%	582.37%	52.30%	72.07%	72.02%	3.42%	91.46%	63.07%	1.40%	35.53%	0.00%
75.00 - 79.99	>50%	$155,972.25	17.76%	7.30%	0.00%	559.65%	53.48%	75.43%	74.86%	7.54%	92.52%	53.60%	7.83%	38.57%	0.00%
80.00 - 84.99	>50%	$181,452.54	11.87%	6.69%	0.00%	589.37%	53.44%	81.13%	82.71%	14.19%	98.48%	81.08%	0.00%	18.92%	3.55%
85.00 - 89.99	>50%	$157,735.51	6.11%	6.48%	0.00%	594.96%	52.12%	86.40%	76.60%	0.00%	94.62%	92.77%	7.23%	0.00%	0.00%
90.00 - 94.99	>50%	$142,049.00	3.44%	7.10%	0.00%	645.22%	51.53%	90.25%	57.86%	15.85%	100.00%	48.62%	41.37%	10.01%	0.00%
95.00 - 99.99	>50%	$197,556.21	1.44%	6.75%	0.00%	636.70%	51.36%	95.00%	46.30%	53.70%	100.00%	46.30%	0.00%	53.70%	53.70%
100.00	>50%	$60,000.00	0.15%	10.65%	0.00%	644.00%	50.35%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%
Grand Total:		$157,570.00	100.00%	7.09%	0.00%	581.96%	52.84%	69.74%	72.48%	8.80%	94.10%	61.66%	10.18%	28.16%	1.82%

Table 3

Number of Loans: 2,994

Total Current Balance: 432,871,183

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% FullDoc	%Ltd Doc	% Stated Doc	% Int Only
20 - 24	<525	$83,566.21	0.42%	8.50%	0.00%	515.81%	22.93%	71.71%	77.14%	8.97%	90.88%	65.67%	6.09%	28.24%	0.00%
25 - 29	<550	$103,824.29	2.88%	8.00%	0.00%	526.50%	27.84%	73.92%	88.05%	6.31%	97.12%	71.39%	3.82%	24.79%	0.00%
30 - 34	<575	$123,964.35	7.36%	7.75%	0.00%	540.27%	32.51%	75.43%	82.01%	11.22%	97.06%	66.61%	5.53%	27.87%	0.00%
35 - 39	<600	$127,123.76	12.92%	7.55%	0.00%	552.98%	37.60%	77.97%	77.78%	9.56%	95.35%	67.19%	5.32%	27.49%	3.34%
40 - 44	<625	$149,323.63	22.04%	7.40%	0.00%	574.81%	42.68%	81.67%	77.47%	10.77%	95.16%	58.31%	4.50%	37.20%	7.86%
45 - 49	<650	$156,393.74	44.55%	7.23%	0.00%	587.49%	47.84%	82.64%	74.88%	12.03%	93.74%	61.85%	4.57%	33.58%	8.52%
50 - 54	<675	$148,507.37	9.23%	7.21%	0.00%	574.32%	52.27%	71.97%	74.31%	8.46%	94.03%	64.91%	7.75%	27.34%	1.88%
55 - 99	<700	$184,340.36	0.60%	7.00%	0.00%	555.06%	57.21%	68.98%	84.25%	6.06%	93.95%	48.23%	36.46%	15.31%	0.00%
Grand Total:		$144,579.55	100.00%	7.37%	0.00%	573.29%	44.03%	79.93%	76.74%	10.83%	94.62%	62.60%	5.19%	32.21%	6.14%

Table 4: Limited And Stated Doc

Number of Loans: 2,393

Total Balance: 416,478,877

	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LIMITED AND										% Owner			% Stated
	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD		% FullDoc	%Ltd Doc		% Int Only	% CA
STATED DOC										Occ			Doc
475 - 499	$375,000.00	0.09%	9.50%	0.00%	498.00%	30.15%	75.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	100.00%
500 - 524	$160,586.96	4.40%	8.37%	0.00%	513.28%	41.48%	71.43%	80.09%	14.84%	96.29%	0.00%	19.13%	80.87%	0.00%	47.21%
525 - 549	$158,919.98	7.06%	8.10%	0.00%	536.90%	39.57%	73.43%	76.76%	10.03%	95.10%	0.00%	14.91%	85.09%	0.00%	37.77%
550 - 574	$159,114.58	9.02%	7.44%	0.00%	561.83%	38.80%	78.08%	77.38%	9.45%	95.82%	0.00%	18.14%	81.86%	0.00%	37.51%
575 - 599	$170,616.14	11.47%	7.38%	0.00%	587.17%	38.76%	80.63%	73.57%	9.49%	93.52%	0.00%	15.16%	84.84%	20.06%	36.07%
600 - 624	$175,903.97	14.23%	7.33%	0.00%	612.39%	39.73%	83.87%	67.06%	11.28%	88.26%	0.00%	15.76%	84.24%	17.90%	27.33%
625 - 649	$174,171.92	15.98%	7.14%	0.00%	637.75%	39.72%	85.59%	75.93%	10.76%	87.49%	0.00%	12.24%	87.76%	17.90%	41.15%
650 - 674	$160,360.19	12.63%	7.10%	0.00%	661.32%	39.53%	85.51%	66.88%	11.69%	80.01%	0.00%	9.77%	90.23%	19.80%	37.69%
675 - 699	$165,538.51	9.86%	6.92%	0.00%	686.36%	39.00%	85.64%	64.29%	13.33%	81.13%	0.00%	6.12%	93.88%	23.80%	39.79%
700 - 724	$198,873.51	6.45%	6.14%	0.00%	710.73%	39.36%	82.68%	63.08%	14.39%	83.09%	0.00%	7.39%	92.61%	45.85%	47.64%
725 - 749	$234,528.25	4.56%	5.86%	0.00%	735.25%	40.48%	84.15%	50.05%	21.96%	92.69%	0.00%	3.20%	96.80%	52.99%	62.49%
750 - 774	$284,173.20	2.87%	5.13%	0.00%	759.82%	38.62%	82.79%	76.38%	13.60%	85.75%	0.00%	2.98%	97.02%	77.52%	75.24%
775 - 799	$242,842.27	1.40%	5.78%	0.00%	783.56%	38.71%	78.35%	63.04%	14.76%	75.82%	0.00%	5.00%	95.00%	60.95%	78.37%
Grand Total:	$174,040.48	100.00%	7.12%	0.00%	631.23%	39.46%	82.17%	70.32%	11.94%	88.15%	0.00%	12.08%	87.92%	21.00%	40.67%

Table 5: Interest Only Loans

Number of Loans: 414

Total Current Balance: $112,437,816

	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
										% Owner			% Stated
IO LOANS	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD		% FullDoc	%Ltd Doc		% Int Only	% CA
										Occ			Doc
550 - 574	$355,500.00	0.32%	6.99%	0.00%	571.00%	43.42%	90.00%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%	100.00%
575 - 599	$238,001.17	15.03%	7.14%	0.00%	587.52%	40.40%	83.71%	72.29%	14.19%	100.00%	43.30%	2.20%	54.51%	100.00%	54.14%
600 - 624	$236,717.46	14.11%	6.96%	0.00%	611.71%	38.96%	84.57%	67.58%	13.94%	96.88%	33.08%	16.62%	50.30%	100.00%	48.00%
625 - 649	$246,147.17	16.42%	6.98%	0.00%	637.98%	41.02%	86.67%	83.25%	10.74%	98.96%	35.49%	6.05%	58.45%	100.00%	63.50%
650 - 674	$233,455.24	12.04%	6.79%	0.00%	661.93%	40.59%	84.88%	51.81%	27.61%	91.70%	23.10%	8.93%	67.96%	100.00%	49.49%
675 - 699	$257,754.00	10.32%	6.16%	0.00%	687.14%	40.18%	84.35%	64.80%	16.75%	92.72%	15.75%	5.72%	78.53%	100.00%	65.52%
700 - 724	$341,799.52	11.25%	5.13%	0.00%	710.34%	39.48%	81.33%	74.36%	9.71%	90.99%	2.66%	0.00%	97.34%	100.00%	58.26%
725 - 749	$372,838.52	8.95%	4.82%	0.00%	735.90%	41.78%	80.84%	52.56%	23.26%	100.00%	0.00%	1.32%	98.68%	100.00%	82.46%
750 - 774	$429,927.61	8.41%	4.62%	0.00%	759.90%	38.75%	81.91%	81.00%	15.13%	87.89%	2.18%	0.00%	97.82%	100.00%	88.43%
775 - 799	$322,923.79	3.16%	5.10%	0.00%	783.19%	36.35%	78.48%	54.91%	16.55%	84.35%	0.00%	0.00%	100.00%	100.00%	89.03%
Grand Total:	$271,588.93	100.00%	6.23%	0.00%	666.18%	40.06%	83.70%	68.93%	15.89%	95.11%	22.21%	5.45%	72.34%	100.00%	62.56%

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com 7/1/2004 15:25

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